SCHEDULE 14A INFORMATION
                                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                                   [X]

Filed by a Party other than the Registrant                               [  ]

Check the Appropriate Box:


[ ]     Preliminary Proxy Statement


[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                             [  ]


[x]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                               Endeavor Series Trust
                         (Name of Registrant as Specified in Its Charter)

                                               Endeavor Series Trust
           (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:




         (2) Aggregate number of securities to which transaction applies:





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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:






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ENDEAVOR SERIES TRUST
2101 East Coast Highway
Suite 300

Corona del Mar, California  92625
January  16, 1998


Dear Shareholder:

         I am writing to shareholders of the Portfolios of the Endeavor Series Trust (the "Trust") to let you know about a Special Meeting of Shareholders to be held on February 23, 1998. Before that meeting, I would like your vote on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. Under the proposal, each Portfolio would adopt a Brokerage Enhancement Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Unlike most Rule 12b-1 plans, the Plan would not impose any additional fees on the Portfolios or shareholders. Instead, under the Plan, the Adviser of each Portfolio would direct part of the brokerage commissions incurred by the Portfolio to broker-dealers who have agreed to direct a portion of the commissions to Endeavor Group, a registered broker-dealer and an affiliate of the Trust's manager. Endeavor Group would use the money to pay for expenses designed to promote sales of Portfolio shares. Endeavor Group would not make a profit on the expenditures under the Plan, and the Advisers would continue to be obligated to seek best price and execution in selecting broker-dealers. By promoting sales of Portfolio shares, the Trust seeks to increase the size of the Portfolios and make possible greater economies of scale and lower per share expenses. The Plan is described in more detail in the accompanying Proxy Statement.

         The Board of Trustees has unanimously approved the Plan and recommends that you vote FOR the proposal.

         You may think that your vote is not important, but it is. Please take the time to familiarize yourself with the proposal and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Portfolio. Please sign and return each card you receive.

         If we do not receive your completed proxy card(s) after several weeks, you may be contacted by representatives of the Trust to remind you to vote your shares.

         Thank you for taking the time to participate in this important matter.

                                                              Sincerely,



                                                      Vincent J. McGuinness, Jr.
                                                      President


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                                               ENDEAVOR SERIES TRUST
                                              2101 East Coast Highway
                                                     Suite 300
                                         Corona del Mar, California 92625

                                      TCW Managed Asset Allocation Portfolio
                                            TCW Money Market Portfolio
                                    T. Rowe Price International Stock Portfolio
                                              Value Equity Portfolio
                                         Dreyfus Small Cap Value Portfolio
                                   Dreyfus U.S. Government Securities Portfolio
                                       T. Rowe Price Equity Income Portfolio
                                       T. Rowe Price Growth Stock Portfolio
                                            Opportunity Value Portfolio
                                             Enhanced Index Portfolio

                                     NOTICE OF SPECIAL  MEETING OF  SHAREHOLDERS
                                          To Be Held on February 23, 1998

To the Shareholders of Endeavor Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of all of the Portfolios of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 2101 East Coast
Highway, Suite 300, Corona del Mar, California on February 23, 1998 at 10:00 a.m. Pacific Time (the "Special Meeting") for the following purposes:

1. To approve or disapprove a Brokerage Enhancement Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


         The Board of Trustees has fixed the close of business on January 9, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.


                                              By order of the Board of Trustees

                                                       Pamela Shelton
                                                       Secretary

January  16, 1998


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING
ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE
ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS
NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE


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PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE
COVER OF THIS NOTICE.  IT IS IMPORTANT THAT PROXIES BE RETURNED
PROMPTLY.


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                                       INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                           Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . .ABC Corp.
         (2)      ABC Corp. . . . . . . . . . . . . . . . .John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . .John Doe
         (4)      ABC Corp. Profit Sharing Plan .  . . . .    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . .  . . . . . Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . .. . . . .    John B. Smith
         (2)      Estate of John B. Smith . .       John B. Smith, Jr., Executor


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                                               ENDEAVOR SERIES TRUST

                                      TCW Managed Asset Allocation Portfolio
                                            TCW Money Market Portfolio
                                    T. Rowe Price International Stock Portfolio
                                              Value Equity Portfolio
                                         Dreyfus Small Cap Value Portfolio
                                   Dreyfus U.S. Government Securities Portfolio
                                       T. Rowe Price Equity Income Portfolio
                                       T. Rowe Price Growth Stock Portfolio
                                            Opportunity Value Portfolio
                                             Enhanced Index Portfolio

                                        2101 East Coast Highway, Suite 300
                                         Corona del Mar, California 92625

                                          SPECIAL MEETING OF SHAREHOLDERS
                                                 February 23, 1998

                                                  PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for each of the ten Portfolios (the "Portfolios") of the Trust, for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. Pacific Time on February 23, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about January 16, 1998. In addition to solicitations of proxies by mail, beginning on or about February 9, 1998, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Trust; regular employees of Endeavor Management Co., the managing partner of Endeavor Investment Advisers, the Trust's manager (the "Manager"); First Data Investor Services Group, Inc. ("FDISG"), 53 State Street, Boston, MA 02109, a subsidiary of First Data Corporation, the Trust's transfer agent; or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual report is available upon request without charge by writing or calling the Trust at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.


         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his

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or  her  Shares  in  person,  or by  submitting  a  letter  of  revocation  or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting.


         The Board of  Trustees  has fixed the close of  business  on January 9,
1998 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of shares of each Portfolio outstanding on the Record Date is set forth in Exhibit A.

         PFL Life Insurance Company ("PFL Life") and its affiliates, AUSA Life Insurance Company, Inc. ("AUSA Life") and Providian Life and Health Insurance Company ("Providian") are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. Each of PFL Life, AUSA Life, and Providian will vote the Shares of each Portfolio for the owners of the variable annuity issued by it (the "Contracts") in accordance with instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from other Contract owners. PFL Life, AUSA Life, and Providian will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

         As of January 9, 1998, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.


         In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

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-- mail the proxy card  promptly in the  enclosed  envelope,  which  requires no postage if mailed in the United States; and

-- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Pacific Time on February 23, 1998.

1.  THE PROPOSED BROKERAGE ENHANCEMENT PLAN


         TO APPROVE OR DISAPPROVE A BROKERAGE ENHANCEMENT PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940.

                                              SUMMARY OF THE PROPOSAL


         At the meeting, shareholders of each Portfolio will be asked to approve the Plan with respect to that Portfolio. At a meeting of the Trustees of the Trust held on August 4, 1997, the Trustees, including all Trustees who are not "interested persons" (the "Disinterested Trustees") of the Trust, its manager, Endeavor Investment Advisers (the "Manager"), or Endeavor Group (the "Distributor"), unanimously voted to approve the Plan and to recommend that the shareholders of each Portfolio also approve the Plan. A copy of the Plan may be found at Exhibit B.

         Under the Plan, neither the Trust nor any Portfolio would incur any new fees or charges. Instead, the Manager would be authorized to direct the Advisers of the various Portfolios to employ as brokers certain broker-dealers. These broker-dealers have agreed to direct part of their brokerage commissions to the Distributor, a broker-dealer affiliate of the Trust, for the Distributor to use to pay for distribution-related expenses. These expenses include advertising; printing of sales materials; training programs for broker-dealers and their representatives; and payments to selling broker-dealers.

Background

         The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Trust currently has ten portfolios: the TCW Managed Asset Allocation Portfolio, the TCW Money Market Portfolio, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio, the Dreyfus Small Cap Value Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Portfolio, the Opportunity Value Portfolio, and the Enhanced Index Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio.


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         The Manager selects and contracts with advisers for investment services for each of the Portfolios, reviews the advisers' activities, and otherwise performs administerial and managerial functions for the Trust. Currently, six
advisers  (the  "Advisers")  each  perform  investment   advisory  services  for
particular Portfolios of the Trust. The Manager pays each Adviser for its services a portion of the management fee the Manager receives with respect to the Portfolio. None of the Advisers is an affiliate of the Manager or the Distributor.

         Each of the Advisers makes investment decisions on behalf of a Portfolio and places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers. In selecting brokers or dealers, each Adviser is required to seek best price and execution for each transaction. An Adviser may also take into consideration the provision by a broker of research services, viewed either in terms of the particular transaction or the Adviser's overall responsibilities with respect to all accounts managed by it.
Under applicable law, an Adviser may also, in selecting brokers to effect transactions for a Portfolio, take into account whether those brokers also distribute shares of a Portfolio.


         Shares of the Portfolios are sold exclusively to the separate accounts of PFL Life, AUSA Life, and Providian that serve as underlying investment vehicles for the Contracts. Until now, neither the Trust nor any of the Portfolios has had a "principal underwriter." AEGON USA Securities, Inc., an affiliate of PFL Life, is the principal underwriter of the Contracts. As principal underwriter of the Contracts, AEGON USA Securities, Inc. has entered into a wholesale marketing agreement with the Distributor. Under this agreement, the Distributor recruits, trains and supports regional and national broker-dealers with respect to sales of the Contracts. As compensation for its services, the Distributor receives payments from AEGON USA Securities, Inc., PFL Life, and affiliates of the Manager. These payments are financed from various Contract fee revenues of PFL Life and its affiliates.


         In connection with the wholesale marketing of the Contracts, the Distributor pays for various sales related costs, including some of the costs of preparing and printing brochures and advertisements; fees and costs charged by broker-dealers in order to participate in broker- sponsored sales seminars; costs associated with holding educational and training programs for broker-dealers and their registered representatives; and other payments to selling broker-dealers.

The Plan

         The Trustees of the Trust, including all of the Disinterested Trustees, have voted to approve the Plan and to recommend to shareholders of the Portfolios that they vote to approve the Plan. As part of the Plan, the Trust and the Distributor would enter into a Distribution Agreement. Under the Distribution Agreement, the Distributor would become the principal underwriter of the Trust, with responsibility for promoting sales of shares of each Portfolio.


         The Distributor, however, would not receive any additional compensation from the Trust for performing this function. Instead, under the Plan, the Manager would be authorized to direct that the Adviser of each Portfolio effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with each Adviser's obligations to achieve best price and execution. These broker-dealers will agree that a percentage of the commissions will be directed to the Distributor. The Distributor will use a part of these


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directed  commissions to defray legal and  administrative  costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by the Distributor will be used to finance activities principally intended to result in the sale of shares of the Portfolios. It is anticipated that these activities will include:


o Printing and mailing Trust prospectuses, statements of additional information, and shareholder reports for existing and prospective Contract holders.

o Creating and mailing advertisements and sales literature.

o Holding or participating in seminars and sales meetings designed to promote the sale of Trust shares.

o Paying marketing fees requested by broker-dealers who sell Contracts.

o Training sales personnel.

o  Compensating   broker-dealers  and/or  their  registered  representatives  in connection with the allocation of cash values and premiums of the Contracts to the Trust.


Although many of these costs are currently paid by the Distributor on a voluntary basis, it is not required to do so. The Distributor's ability to pay the costs associated with a higher level of sales activities is limited by its available resources. In addition, the Distributor will be obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with becoming and acting as an introducing broker-dealer under the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.


Trustees' Consideration of the Plan

         The Trustees have determined that there is a reasonable likelihood that the adoption of the Plan will benefit each Portfolio and its shareholders, as well as the owners of Contracts that invest in the Portfolios, at no additional cost to the Trust or the Portfolios. In making this determination, the Trustees considered a number of factors. The Trustees were informed by representatives of the Distributor that providing a source of funds for reimbursement of distribution-related expenses under the Plan would enable the Distributor to establish and maintain an improved distribution system designed to attract new investments in the Portfolios. The Trustees believe that improved promotion of the Portfolios should result in increased sale of Portfolio shares. The resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses. In addition, higher net asset levels could improve the Advisers' ability to manage the Portfolios because positive cash flows into the Portfolios would eliminate the need to sell existing investments either to take advantage of new, attractive investment opportunities or to meet redemption requests.


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         In addition,  the Trustees  considered that,  unlike virtually all Rule
12b-1 plans adopted by other investment companies,  which provide for payment of
distribution   expenses   directly  out  of  an  investment   company's  assets,
implementation of the Plan would not result in the Trust incurring any additional expenses. The brokerage commissions that would be used to pay distribution expenses under the Plan would continue to be incurred by the Portfolios whether or not the Plan were adopted. The brokerage expenses incurred by the Portfolios currently do not directly benefit the Portfolios, except to the extent that executing brokers provide research services to an Adviser that may be used by an Adviser in managing a Portfolio's investments. The Trustees considered whether it would be possible for the Portfolios to recapture a portion of these commissions. Based on information provided by the Manager, the Trustees determined that direct recapture by the Trust was not possible. Most brokerage transactions for the Portfolios are executed at a cost of about 5 cents or 6 cents per share. Based on information provided by the Manager, the Trustees believe that broker-dealers would not agree to charge commission rates below that level or to rebate any of their commissions to the Trust, but would be willing to "give up" part of their commissions to an introducing broker, such as the Distributor, to be used to pay Trust expenses. The Trustees considered whether the money should be used to defray various direct expenses of the Trust and determined that it was in the best interest of shareholders to use the money for distribution expenses.

         The Trustees also considered the benefits of the Plan to the Manager and the Distributor. In particular, the Trustees considered that an increase in the Portfolios' assets would increase the management fees paid to the Manager and that payment of distribution expenses out of brokerage commissions could reduce the need for the Distributor to pay such expenses out of resources otherwise available to it.

         The Plan is governed by Rule 12b-1, which requires that (1) the Plan must be approved with respect to a Portfolio by a vote of at least a majority of the outstanding voting securities of that Portfolio; (2) the Plan and the Distribution Agreement between the Trust and the Distributor must be approved by a vote of the Trustees, and by a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plan and the Distribution Agreement; (3) both the Plan and the Distribution Agreement must provide in substance (A) that they will be subject to annual approval by the Trustees and the Disinterested Trustees; (B) that any person authorized to make payments under the Plan or the Distribution Agreement must provide the Trustees a quarterly written report of payments made and the purpose of the payments; (C) that the Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees; (D) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Disinterested Trustees or, as to a Portfolio, by vote of a majority of the outstanding securities of a Portfolio on not more than 60 days' written notice; and (E) that the Distribution Agreement terminates if it is assigned; (4) the Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Disinterested Trustees; (5) the selection and nomination of the Disinterested Trustees must be committed to the Disinterested Trustees; and (6) in implementing or continuing the Plan, the Trustees must conclude that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders.

REQUIRED VOTE


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         Approval of the Plan with  respect to a  Portfolio  requires a Majority
Vote of the shareholders of that Portfolio.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE DISINTERESTED
TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PLAN.

2.  OTHER MATTERS

                                        SUBMISSION OF SHAREHOLDER PROPOSALS


         The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Endeavor Series Trust, c/o First Data Investor Services Group, Inc., Mail Zone BOS865, 53 State Street, Boston, MA 02109.


                                     SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

         Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

                                     OTHER MATTERS TO COME BEFORE THE MEETING

         The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO


COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.


January  16, 1998

                                                                 EXHIBIT A




                                           INFORMATION CONCERNING SHARES
                                OUTSTANDING AS OF  JANUARY 9, 1998




Name of Series                                    Number of Shares Outstanding



TCW Managed Asset Allocation  Portfolio                         13,570,576.336

TCW Money Market Portfolio                                      51,843,030.820

T. Rowe Price International Stock Portfolio                     11,568,066.735

Value Equity Portfolio                                           10,444,307.921

 Dreyfus Small Cap Value Portfolio                                8,873,724.761

Dreyfus U.S. Government Securities          Portfolio             3,983,852.573

T. Rowe Price Equity Income Portfolio                             10,222,749.545

T. Rowe Price Growth Stock Portfolio                               5,934,551.278

Opportunity Value Portfolio                                        2,312,363.836

Enhanced Index Portfolio                                          1,631,720.627

                                                                    EXHIBIT B

                                            BROKERAGE ENHANCEMENT PLAN

                                                        OF

                                               ENDEAVOR SERIES TRUST


Section 1. Endeavor Series Trust (the "Trust") is an open-end management investment company formed under the laws of the Commonwealth of Massachusetts, the shares of beneficial interest ("Shares") of the portfolios of which may from time to time be offered to life insurance companies (each, a "Life Company") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life policies (collectively referred to herein as "Variable Contracts"). Section 2. The Trust currently offers shares of beneficial interest in eleven portfolio series, the TCW Money Market Portfolio, the TCW Managed Asset Allocation Portfolio, the Value Equity Portfolio, the Opportunity Value Portfolio, the Dreyfus Small Cap Value
Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price International Stock Portfolio, the T. Rowe Price Growth Stock Portfolio, the T. Rowe Price Equity Income Portfolio, the Enhanced Index Portfolio and the Montgomery Select 50 Portfolio (the "Existing Funds" - such series, together with all other series subsequently established by the Trust, being referred to herein collectively as the "Funds"). Section 3. In order to provide for the implementation of the payments provided for pursuant to this Brokerage Enhancement Plan (the "Plan"), the Trust may enter into a Distribution Agreement (the "Agreement") with Endeavor Group pursuant to which Endeavor Group will serve as the distributor of the Trust's Shares, and pursuant to which each Fund participating in this Plan will authorize payments to Endeavor Group, as provided in Section 4 hereof, for various costs incurred or paid by Endeavor Group in connection with the distribution of Shares of that Fund. Such Agreement, or any modification thereof, shall become effective with respect to the Shares of any Fund in compliance with Section 12(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4. The Trust may expend amounts consisting solely of that portion of brokerage commissions paid by the Funds in connection with their portfolio transactions and made available to Endeavor Group or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Funds to finance activities principally intended to result in the sale of Shares of the Funds. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:
 A. printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Variable Contract owners;
 B.   development,   preparation,   printing   and   mailing   of  Trust
advertisements, sale literature and other promotional materials describing and/or relating to the Funds and including materials intended for use within the Life Company, or for broker-dealer only use or retail use;
 C. holding or participating in seminars and sales meetings designed to promote the distribution of Trust Shares;
 D.  marketing fees requested by broker-dealers who sell Variable Contracts;
 E. obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and the Funds, including the performance of the Funds;
F. training sales personnel regarding sales of Variable Contracts and underlying Shares of the Trust;
    G. compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Variable
 Contracts to the Trust;
   H. personal service and/or maintenance of Variable Contract owner accounts with respect to Trust Shares attributable to such accounts; and
         I. financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of Shares. Section 5. This Plan shall not take effect with respect to any Existing Fund until it has been approved by votes of a majority of (a) the outstanding Shares of such Fund,
(b) the Trustees of the Trust, and (c) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Trust related hereto or any other person related to this Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan. As additional series of the Trust are established, this Plan shall become effective with respect to each such Fund upon the initial public offering of such new Fund's shares, provided that this Plan with respect to such Fund has been approved by votes of a majority of both (a) the Trustees of the Trust and (b) the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval and by the initial shareholder of the Fund so long as such initial shareholder's approval is required under the 1940 Act and the rules thereunder. In addition, any agreement related to this Plan and entered into by any Fund in connection therewith shall not take effect until it has been approved by votes of a majority of (a) the Board of Trustees of the Trust, and (b) the Disinterested Trustees of the Trust. Section 6. Unless sooner terminated pursuant to Section 8, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved annually by votes of a majority of both (a) the Board of Trustees of the Trust and (b) the Disinterested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan. Section 7. Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Section 8. This Plan may be terminated at any time with respect to any Fund by vote of a majority of the Disinterested Trustees, or by vote of a majority of the Shares of the Fund.
Section 9. Any agreement of the Trust, with respect to any Fund, related to this Plan shall be in writing and shall provide:
         A. That such agreement may be terminated with respect to a Fund at any time without payment of any penalty, by vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding Shares of such Fund on not more than sixty days' written notice to any other party to the agreement; and

         B. That such agreement shall terminate automatically in the event of its assignment. Section 10. This Plan may not be amended in any material respect, including, but not limited to, changing the sources of monies from which distribution expenses are paid provided for in Section 3 with respect to a Fund unless such amendment is approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding Shares of such Fund, and no material amendment to this Plan shall be made unless approved by votes of a majority of
(a) the Board of Trustees of the Trust, and (b) the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.
Section 11. While this Plan is in effect with respect to any Fund, the selection and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the existing Disinterested Trustees of the Trust.

ENDEAVOR SERIES TRUST


TCW Managed Asset Allocation Portfolio
TCW Money Market Portfolio
T. Rowe Price International Stock Portfolio
Value Equity Portfolio
Dreyfus Small Cap Value Portfolio
Dreyfus U.S. Government Securities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Growth Stock Portfolio
Opportunity Value Portfolio
Enhanced Index Portfolio



THIS SOLICITATION IS BEING MADE ON BEHALF
 OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint Providian Life and Health Insurance Company, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on February 23, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

To approve a new Brokerage Enhancement Plan pursuant to Rule 12b- 1 under the Investment Company Act of 1940.



 FUND                              UNITS                      FOR      AGAINST
          ABSTAIN






The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


Dated______________,1998                      _______________________________
                                                  (Signature)

ENDEAVOR SERIES TRUST


TCW Managed Asset Allocation Portfolio
TCW Money Market Portfolio
T. Rowe Price International Stock Portfolio
Value Equity Portfolio
Dreyfus Small Cap Value Portfolio
Dreyfus U.S. Government Securities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Growth Stock Portfolio
Opportunity Value Portfolio
Enhanced Index Portfolio


THIS SOLICITATION IS BEING MADE ON BEHALF
 OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on February 23, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

To approve a new Brokerage Enhancement Plan pursuant to Rule 12b- 1 under the Investment Company Act of 1940.



 FUND                              UNITS                      FOR      AGAINST
          ABSTAIN







The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


Dated______________,1998           _______________________________
                                       (Signature)

ENDEAVOR SERIES TRUST


TCW Managed Asset Allocation Portfolio
TCW Money Market Portfolio
T. Rowe Price International Stock Portfolio
Value Equity Portfolio
Dreyfus Small Cap Value Portfolio
Dreyfus U.S. Government Securities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Growth Stock Portfolio
Opportunity Value Portfolio
Enhanced Index Portfolio


THIS SOLICITATION IS BEING MADE ON BEHALF
 OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on February 23, 1998 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

To approve a new Brokerage Enhancement Plan pursuant to Rule 12b- 1 under the Investment Company Act of 1940.



 FUND                               UNITS                      FOR      AGAINST
          ABSTAIN







The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


Dated______________,1998             _______________________________
                                       (Signature)

SULLIVAN & WORCESTER LLP
1025 CONNECTICUT AVENUE, N.W.
WASHINGTON, D.C.  20036
TELEPHONE:  202-775-8190
FACSIMILE:  202-293-2275

767 THIRD AVENUE                                       ONE POST OFFICE SQUARE
NEW YORK, NEW WORK  10017                           BOSTON, MASSACHUSETTS  02109
TELEPHONE:  212-486-8200                               TELEPHONE:  617-338-2800
FACSIMILE:  212-758-2151                               FACSIMILE:  617-338-2880

                                                              January 21, 1998

VIA EDGAR

EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                           Endeavor Series Trust
                           Definitive Proxy Materials
                           File Nos.  33-27352/811-5780

Ladies and Gentlemen:

         Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, I have enclosed for filing on behalf of Endeavor Series Trust (the "Trust") a copy of the definitive Notice of Meeting, Proxy Statement and Form of Proxy for a Special Meeting of Shareholders scheduled for February 23, 1998. The purpose of the Special Meeting is to approve or disapprove a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         Please direct any comments to me at 202-775-1207.

                                                     Very truly yours
                                                     /s/David C. Mahaffey
                                                     --------------------
                                                     David C. Mahaffey